Exhibit 10.2

AMENDMENT TO BACKSTOP AGREEMENT

This Amendment to Backstop Agreement (the “Amendment”) is made as of June 11, 2019, by and between SMTC Corporation, a Delaware corporation (the “Company”), and Gregory Weaver (“GW”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement (as defined below).

WHEREAS, the Company and GW are parties to a Backstop Agreement (the “Agreement”), dated as of May 29, 2019, with respect to GW’s commitment to purchase a number of shares of Common Stock having an aggregate dollar value equal to $750,000, at a price per share equal to the Subscription Price (the “Total Subscription”);

WHEREAS, each of the Company and GW wish to amend the Agreement to provide for the payment of the Backstop Fee (as defined below) to GW and to make such other changes as are set forth in Section 1 of this Amendment; and

WHEREAS, each of the Company and GW, by executing this Amendment, hereby consent to the amendment of the Agreement, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1    Amendment to Agreement.

(a)            Section 2 of the Agreement is hereby amended by replacing the final sentence of Section 2 with the following:

“At the Closing, (A) the Company shall deliver to GW (i) the certificates evidencing the shares of Common Stock subscribed for pursuant to Section 1 (or, if GW shall so request in writing at least three (3) business days before the Closing, such shares of Common Stock shall be delivered in electronic format), and (ii) the Backstop Fee, via wire transfer in accordance with the instructions provided by GW to the Company at least three (3) business days before the Closing, which, for the avoidance of doubt, shall be paid irrespective of the amount of the Over-Subscription Amount, and (B) the Subscription Agent shall disburse to the Company (i) the Basic Subscription Amount, (ii) the Over-Subscription Amount and, if any, (iii) the Backstop Amount.”

(b)           Section 8 of the Agreement is hereby amended by inserting the following defined term immediately following the definition of “Backstop Amount”:

“Backstop Fee” means the amount calculated as follows: two percent (2%) of the Total Subscription, payable in cash.

(c)            Section 8 of the Agreement is hereby further amended by replacing the defined term “Backstop Commitment” with the defined term “Total Subscription” in the definition of “Total Offering Backstop Amount.”

Section 2    Representations and Warranties of the Company. As a material inducement to GW to enter into this Amendment, the Company hereby represents and warrants that:

(a)            Authorization; No Breach; Compliance with Laws. The execution, delivery and performance of this Amendment and any other agreement contemplated hereby to which the Company is a party have been duly authorized by the Company. The execution, delivery and performance of this Amendment by the Company and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company or (iii) result in any violation of any statute, including, without limitation, the (x) Delaware General Corporation Law, (y) any applicable securities laws, or (z) any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets. Except for the registration of the offer and sale of the Rights under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the Rights Offering, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Amendment by the Company and the consummation of the transactions contemplated hereby.

(b)           Bring-Down. The representations and warranties of the Company contained in the Agreement are true and correct on and as of the date hereof with the same effect as if made on the date hereof.

Section 3    Representations and Warranties of GW. As a material inducement to the Company to enter into this Amendment, GW hereby represents and warrants that:

(a)            Authorization; No Breach. The execution of this Amendment by GW and the consummation by GW of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which GW is a party or by which GW is bound or to which any of its property or assets is subject, nor will such actions result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over GW or its property or assets in each case in a manner that would adversely impact GW’s ability to subscribe for the Rights hereunder; and, except for the registration of the offer and sale of the Rights under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the Rights Offering, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Amendment by GW and the consummation by GW of the transactions contemplated hereby in each case in a manner that would adversely impact GW’s ability to subscribe for the Rights and perform its obligations hereunder.

(b)           Bring-Down. The representations and warranties of GW contained in the Agreement are true and correct on and as of the date hereof with the same effect as if made on the date hereof.

Section 4    Effectuation. The amendments contemplated by this Amendment shall be deemed effective upon the execution of this Amendment by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

Section 5    Miscellaneous.

(a)            Effect on Agreement. Except as specifically modified herein, the Agreement shall continue to be in full force and effect. The execution and delivery of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party thereto. From and after the date hereof, all references in the Agreement to the “Agreement” shall mean the Agreement as modified by this Amendment.

(b)           Further Assurances. Each party to this Amendment shall execute and deliver such documents and shall take such actions as may be reasonably necessary or desirable to effect the transactions described in this Amendment.

(c)            Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby.

(d)           Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Amendment shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(e)            Construction. Whenever the context requires, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter. All references to Sections refer to sections of the Amendment or the Agreement, as applicable. The use of the word “including” in this Amendment shall be by way of example rather than limitation.

(f)            Counterparts; Facsimile Signature. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amendment. This Amendment may be executed by facsimile signature.

(g)           Governing Law. This Amendment will be governed in all respects by the laws of the State of Delaware, without regard to the principles of conflicts of law of such state.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Backstop Agreement on the date first written above.

SMTC CORPORATION By: /s/ Edward Smith Name: Edward Smith Title: President and Chief Executive Officer GREGORY A. WEAVER By: /s/ Gregory A. Weaver Name: Gregory A. Weaver